UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material under §240.14a-12

SUNSHINE BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Sunshine Bancorp, Inc.

102 West Baker Street

Plant City, Florida 33563

(813) 752-6193

July 15, 2015

Dear Stockholder:

We cordially invite you to attend a Special Meeting of Stockholders of Sunshine Bancorp, Inc., the parent company of Sunshine Bank. The Special Meeting will be held at Sunshine Bank, 102 West Baker Street, Plant City, Florida, at 9:00 a.m. (Eastern time) on August 26, 2015.

The business to be conducted at the Special Meeting, as described in the enclosed Notice of Special Meeting and Proxy Statement, is the vote of Sunshine Bancorp, Inc. stockholders to approve the Sunshine Bancorp, Inc. 2015 Equity Incentive Plan.

Our Board of Directors has determined that implementing the 2015 Equity Incentive Plan is in the best interests of Sunshine Bancorp, Inc. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the 2015 Equity Incentive Plan.

On behalf of the Board of Directors, please take a moment now to cast your vote via the Internet or by telephone as described on the enclosed proxy card, or alternatively, complete, sign, date and return the proxy card in the postage-paid envelope provided. Voting in advance of the Special Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Special Meeting.

Sincerely,

Andrew S. Samuel

President and Chief Executive Officer

Sunshine Bancorp, Inc.

102 West Baker Street

Plant City, Florida 33563

(813) 752-6193

NOTICE OF

SPECIAL MEETING OF STOCKHOLDERS

To Be Held On August 26, 2015

Notice is hereby given that a Special Meeting of Stockholders of Sunshine Bancorp, Inc. will be held at Sunshine Bank, 102 West Baker Street, Plant City, Florida 33563, on August 26, 2015 at 9:00 a.m., Eastern time.

A Proxy Card and a Proxy Statement for the meeting are enclosed.

The purpose of the meeting is to consider and vote on:

•	A Board of Directors’ proposal to approve and implement the Sunshine Bancorp, Inc. 2015 Equity Incentive Plan; and

such other matters as may properly come before the meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the meeting.

Any action may be taken on the foregoing proposal at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned. Stockholders of record at the close of business on July 6, 2015, are the stockholders entitled to vote at the meeting, and any adjournments thereof.

EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE YOUR SHARES USING THE INTERNET OR TELEPHONE VOTING OPTIONS EXPLAINED ON YOUR PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF SUNSHINE BANCORP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING

The Notice and Proxy Statement are available at www.edocumentview.com/sbcp for the Special Meeting.

By Order of the Board of Directors

Vickie J. Houllis Secretary

Plant City, Florida

July 15, 2015

PROXY STATEMENT

Sunshine Bancorp, Inc.

102 West Baker Street

Plant City, Florida 33563

(813) 752-6193

SPECIAL MEETING OF STOCKHOLDERS

August 26, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Sunshine Bancorp, Inc. to be used at the Special Meeting of Stockholders, which will be held at Sunshine Bank, located at 102 West Baker Street, Plant City, Florida 33563 on August 26, 2015, at 9:00 a.m., Eastern time, and all adjournments of the Special Meeting. The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about July 15, 2015.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Special Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Sunshine Bancorp, Inc. will be voted in accordance with the directions given thereon. You may vote by Internet or telephone as described on your Proxy Card. You may also vote by signing and returning your Proxy Card to Sunshine Bancorp, Inc. Proxies we receive that are signed, but contain no instructions for voting, will be voted “FOR” the 2015 Equity Incentive Plan.

Proxies may be revoked by sending written notice of revocation to the Secretary of Sunshine Bancorp, Inc. at 102 West Baker Street, Plant City, Florida, 33563, delivering a later-dated proxy or by attending the Special Meeting and voting in person. The presence at the Special Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Special Meeting or delivers a written revocation to the Secretary of Sunshine Bancorp, Inc. prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Special Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of Sunshine Bancorp, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on July 6, 2015 are entitled to one vote for each share then held. As of July 6, 2015, there were 4,232,000 shares of common stock issued and outstanding.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of July 6, 2015, the shares of common stock beneficially owned by our directors and named executive officers, individually and directors and executive officers as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of our common stock. No director or named executive officer has pledged shares of our common stock as collateral for a loan. The mailing address for each of our directors, named executive officers and the Sunshine Bank Employee Stock Ownership Plan is 102 West Baker Street, Plant City, Florida 33563.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)		Percent of Shares of Common Stock Outstanding
Five Percent Stockholders

Maltese Capital Management LLC Terry Maltese 150 East 52nd Street, 30th Floor, New York, New York 10022.	250,000	(2)	5.9%

Sunshine Bank Employee Stock Ownership Plan Trust	338,560	(3)	8.0%

Directors and Named Executive Officers

Ray H. Rollyson, Chairman of the Board	20,000		*
Andrew S. Samuel, President and Chief Executive Officer	10,000		*
Joseph E. Newsome, Director	4,000		*
James Coleman Davis, Director	3,000		*
J. Floyd Hall, Director	20,951	(4)	*
Winfred M. Harrell, Director	15,000		*
W.D. McGinnes, Jr., Director	30,000	(5)	*
D. William Morrow, Director	30,000	(6)	*
George Parmer, Director	6,290	(7)	*
William E. Pommerening, Director	7,500	(8)	*
Marion M. Smith, Director	20,000	(9)	*
Edward M. Verner, Director	39,107	(10)	*
Will Weatherford, Director	3,010	(11)	*
Kenneth H. Compton, Director	—		*
Vickie J. Houllis, Senior Vice President and Chief Financial Officer	6,873	(12)	*

All directors and executive officers as a group (19 persons)	224,051		5.3%

*	Less than 1%.
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he or she has shared voting or investment power with respect to such shares, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2)	On a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2015, Maltese Capital Management LLC reported shared dispositive and voting power with respect to 250,000 shares of our common stock, and Terry Maltese reported shared dispositive and voting power with respect to 250,000 shares of our common stock.
(3)	On a Schedule 13G filed with the Securities and Exchange Commission on January 23, 2015, Pentegra Services, Inc. reported sole voting power with respect to 327,275 shares, shared voting power with respect to 11,285 shares and sole dispositive power with respect to 338,560 shares of our common stock.
(4)	Includes 20,000 shares held in the Sunshine Bank Employees Savings Plan for the benefit of Mr. Hall and 951 shares held in the ESOP.
(5)	Includes 20,000 shares held in a trust for the benefit of Mr. McGinnes and 10,000 shares held in a trust for the benefit of Mr. McGinnes’ spouse.
(6)	Includes 10,000 shares held by Mr. Morrow’s spouse.
(7)	Includes 2,200 shares held by Residential Warranty Company, LLC.
(8)	Includes 7,500 shares held in Mr. Pommerening’s SEP-IRA account.
(9)	Includes 20,000 shares held in a trust for the benefit of Ms. Smith.
(10)	Includes 28,219 shares held in a trust for the benefit of Mr. Verner and 3,932 shares held by an LLC.
(11)	Includes 3,010 shares held in Mr. Weatherford’s IRA and other retirement plan accounts.
(12)	Includes 5,245 shares held in the Sunshine Bank Employees Savings Plan for the benefit of Ms. Houllis and 628 shares held in the ESOP.

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Quorum

The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

Limitations on Voting

In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of our common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.

Method of Counting Votes

As to the approval of the Sunshine Bancorp, Inc. 2015 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such matter. The affirmative vote of a majority of the votes cast at the special meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this matter.

Participants in the ESOP and 401(k) Plan

Participants in the Sunshine Bank Employee Stock Ownership Plan (the “ESOP”) will each receive a Vote Instruction Form that reflects all of the shares that the participant may direct the trustees to vote on his or her behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Sunshine Bancorp, Inc. common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Sunshine Bancorp, Inc. common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. In addition, participants in the Sunshine Bank Employees Savings Plan (“401(k) Plan”) with an interest in the Sunshine Bancorp, Inc. Stock Fund (“Stock Fund”) will receive a Vote Instruction Form that allows them to direct the 401(k) Plan trustee to vote their interest in the Stock Fund. If a participant does not direct the 401(k) Plan trustee as to how to vote his or her interest in the Stock Fund, the trustee will vote such interest in the same proportion as it has received voting instructions from other 401(k) Plan participants. The deadline for returning your ESOP Vote Instruction Form and/or 401(k) Plan Vote Instruction Form is Wednesday, August 19, 2015 at 5:00 p.m. Eastern time.

PROPOSAL 1— APPROVAL OF THE SUNSHINE BANCORP, INC.
2015 EQUITY INCENTIVE PLAN

The Board of Directors has approved the Sunshine Bancorp, Inc. 2015 Equity Incentive Plan (the “2015 Equity Incentive Plan”) and is requesting that our stockholders approve such plan at the Special Meeting. The 2015 Equity Incentive Plan will provide officers, employees and directors of Sunshine Bancorp, Inc. and Sunshine Bank with additional incentives to promote the growth and performance of Sunshine Bancorp, Inc. By approving the 2015 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock. In addition, the 2015 Equity Incentive Plan is intended to further align the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the common stock of Sunshine Bancorp, Inc.

The following is a summary of the material features of the 2015 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the plan, attached hereto as Appendix A. In the event the description of

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the 2015 Equity Incentive Plan in this Proxy Statement is inconsistent with terms of the 2015 Equity Incentive Plan, the terms of the 2015 Equity Incentive Plan will control.

General

Subject to permitted adjustments for certain corporate transactions, the 2015 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 592,480 shares of Sunshine Bancorp, Inc. common stock pursuant to grants of incentive and non-statutory stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of Sunshine Bancorp, Inc. common stock that may be issued under the 2015 Equity Incentive Plan pursuant to the exercise of stock options is 423,200 shares, and the maximum number of shares of Sunshine Bancorp, Inc. common stock that may be issued as restricted stock awards or restricted stock units is 169,280 shares. These amounts represent 10% and 4%, respectively, of the shares of Sunshine Bancorp, Inc. common stock that were issued in Sunshine Bancorp, Inc.’s initial public offering on July 14, 2014 in connection with the mutual to stock conversion of Sunshine State Federal Savings and Loan Association.

The 2015 Equity Incentive Plan will be administered by the members of the Compensation Committee who are “Disinterested Board Members,” as defined in the 2015 Equity Incentive Plan (the “Committee”). The Committee has full and exclusive power within the limitations set forth in the 2015 Equity Incentive Plan to make all decisions and determinations regarding: (i) the selection of participants and the granting of awards; (ii) establishing the terms and conditions relating to each award; (iii) adopting rules, regulations and guidelines for carrying out the 2015 Equity Incentive Plan’s purposes; and (iv) interpreting the provisions of the 2015 Equity Incentive Plan and any award agreement. The 2015 Equity Incentive Plan also permits the Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it, unless prohibited by applicable law.

Eligibility

Employees and directors of Sunshine Bancorp, Inc. or its subsidiaries are eligible to receive awards under the 2015 Equity Incentive Plan, except that non-employees may not be granted incentive stock options. Members of any advisory board to the Board of Directors of Sunshine Bancorp, Inc. or its subsidiaries are also eligible to receive awards under the 2015 Equity Incentive Plan.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the 2015 Equity Incentive Plan, which will be set forth in award agreements delivered to participants. Awards may be granted as incentive and non-statutory stock options, restricted stock awards, restricted stock units or any combination thereof, as follows:

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the 2015 Equity Incentive Plan means the final sales price of Sunshine Bancorp, Inc.’s common stock as reported on Nasdaq on the date the option is granted, or if Sunshine Bancorp, Inc.’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which Sunshine Bancorp, Inc.’s common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise either: (i) by tendering, either actually or constructively by attestation, shares of stock valued at fair market value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and to remit to Sunshine Bancorp, Inc. a sufficient portion of the sale

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proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; (iii) by a net settlement of the stock option, using a portion of the shares obtained on exercise in payment of the exercise price of the stock option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the 2015 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2015 Equity Incentive Plan or the award agreement. Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant. Restricted stock units are denominated in shares of common stock. Restricted stock units granted under the 2015 Equity Incentive Plan will be settled in shares of our common stock or, in the sole discretion of the Committee determined at the time of settlement, in cash or a combination thereof, and are subject to vesting conditions and other restrictions set forth in the 2015 Equity Incentive Plan or the recipient’s award agreement. Participants have no voting rights with respect to any restricted stock units granted under the 2015 Equity Incentive Plan. No dividends will be paid on restricted stock units. In the sole discretion of the Committee exercised at the time of grant, dividend equivalent rights may be paid on restricted stock units. If a restricted stock unit is intended to be qualified performance-based compensation in accordance with Section 162(m) of the Internal Revenue Code, payment of dividend equivalent rights to the award recipient will be conditioned on the satisfaction of the underlying performance criteria. Dividend equivalent rights will be paid when the restricted stock unit is settled or at the same time as the shares subject to such restricted stock unit are distributed to the participant.

Performance Awards. A performance award is a restricted stock award or restricted stock unit, the vesting of which is subject to the achievement of one or more performance conditions specified by the Committee and set forth in the 2015 Equity Incentive Plan. If a performance reward is intended to comply with the requirements of Section 162(m) of the Internal Revenue Code, it must be made during the period required by, and comply with the requirements of, Section 162(m) of the Internal Revenue Code. At the discretion of the Committee, the vesting of any stock option also may be subject to the achievement of one or more objective performance measures.

Prohibition Against Repricing of Options.  The 2015 Equity Incentive Plan provides that neither the Committee nor the Board of Directors is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted, except for adjustments pursuant to certain corporate transactions.

Limitations on Awards under the 2015 Equity Incentive Plan

The 2015 Equity Incentive Plan includes the following limitations:

•	The maximum number of shares of common stock that may be available for awards under the 2015 Equity Incentive Plan is 592,480 shares, of which up to 423,200 shares may be delivered pursuant to the exercise of stock options and 169,280 shares may be issued pursuant to restricted stock awards or restricted stock units.

•	The maximum number of shares of common stock that may be subject to stock options granted to any one employee during any calendar year is 105,800.

•	The maximum number of shares of common stock, in the aggregate, that may be subject to stock options granted to any one individual non-employee director under the 2015 Equity Incentive Plan shall be 21,160, all of which may be granted during any calendar year and, in addition, all non-employee directors, in the aggregate, may not receive more than 126,960 shares, all of which may be

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granted during any calendar year. Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options under the 2015 Equity Incentive Plan.

•	The maximum number of shares of common stock, in the aggregate, that may be subject to restricted stock awards or restricted stock units granted to any one individual non-employee director under the 2015 Equity Incentive Plan shall be 8,464, all of which may be granted during any calendar year and, in addition, all non-employee directors, in the aggregate, may not receive more than 50,784 shares, all of which may be granted during any calendar year. Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of common stock that may be issued as restricted stock awards or restricted stock units.

If any shares of common stock covered by an award (including restricted stock and restricted stock units) under the 2015 Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or cancelled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the 2015 Equity Incentive Plan. However, to the extent: (i) a stock option is exercised by using an actual or constructive exchange of shares of common stock to pay the exercise price; (ii) shares of common stock are withheld to satisfy withholding taxes upon exercise or vesting of an award granted under the plan; or (iii) shares are withheld to satisfy the exercise price of stock options in a net settlement of stock options, then the number of shares of common stock available shall be reduced by the gross number of shares issued rather than the net number of shares issued.

In the event of a corporate transaction involving the common stock of Sunshine Bancorp, Inc., including, without limitation, any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of shares, or other securities, stock dividend or other special and non-recurring dividend or distribution (whether in the form of cash, securities, or other property), liquidation, dissolution, or other similar corporate transaction or event, the foregoing share limitations and all outstanding awards will be adjusted by the Committee, in an equitable manner, proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable.

Performance Features

General. Sunshine Bancorp, Inc. generally will be unable to deduct for federal income tax purposes annual compensation in excess of $1.0 million paid to its chief executive officer and other executive officers named in the summary compensation table of Sunshine Bancorp, Inc.’s annual proxy statement (excluding any officer who is listed on the table due to serving as the principal financial officer of the Sunshine Bancorp, Inc.). However, amounts that constitute “qualified performance-based compensation” (as that term is used in Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The 2015 Equity Incentive Plan is designed so that stock options will be considered qualified performance-based compensation. The Committee may designate whether any restricted stock awards or restricted stock units granted to any participant are intended to be qualified performance-based compensation. Any restricted stock awards or restricted stock units designated as qualified performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals

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relating to capital raising and capital management; or any combination of the foregoing performance measures. Performance measures may be based on the performance of Sunshine Bancorp, Inc. as a whole or of any one or more subsidiaries or business units of Sunshine Bancorp, Inc. or a subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Committee may adjust performance measures after they have been set, but with respect to awards intended to qualify under Section 162(m) of the Internal Revenue Code, only to the extent the adjustment has a negative impact on the participant’s achievement of one or more performance measures. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be qualified performance-based compensation and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Internal Revenue Code.

Vesting of Awards

The Committee shall specify the vesting schedule or conditions of each award. Unless the Committee specifies a different vesting schedule at the time of grant, awards under the 2015 Equity Incentive Plan, other than performance awards, shall be granted with a vesting rate not exceeding 20% per year, with the first installment vesting no earlier than one year after the date of grant of the award. If the vesting of an award under the 2015 Equity Incentive Plan is conditioned on the completion of a specified period of service with Sunshine Bancorp, Inc. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement. Vesting may be accelerated in the event of death, disability, or upon a change in control, or at the discretion of the Committee at any time.

Change in Control

Unless otherwise stated in an award agreement, at the time of a change in control of Sunshine Bancorp, Inc. or Sunshine Bank, all stock options then held by the participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option) and all awards of restricted stock and restricted stock units shall become fully earned and vested immediately. In addition, any performance measure attached to a performance award under the 2015 Equity Incentive plan shall be deemed satisfied as of the date of the change in control.

Amendment and Termination

The Board of Directors may, as permitted by law, at any time amend or terminate the 2015 Equity Incentive Plan or any award granted under the 2015 Equity Incentive Plan. However, except as provided in the 2015 Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the 2015 Equity Incentive Plan related to repricing, materially increase the aggregate number of securities that may be issued under the 2015 Equity Incentive Plan (other than as provided in the 2015 Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2015 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the 2015 Equity Incentive Plan at any time, retroactively or otherwise, to ensure that the 2015 Equity Incentive Plan complies with current or future law and the Board of Directors may unilaterally amend the 2015 Equity Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code and applicable regulations and guidance.

Duration of Plan

The 2015 Equity Incentive Plan will become effective upon approval by the stockholders at this meeting. The 2015 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2015 Equity Incentive Plan after the day immediately prior to the 10-year anniversary of the effective date of the 2015 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2015 Equity Incentive Plan. However, any termination of the 2015 Equity Incentive Plan will not affect outstanding awards.

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Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2015 Equity Incentive Plan.

Non-Qualified Stock Options.  The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Sunshine Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options.  The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Sunshine Bancorp, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code). Sunshine Bancorp, Inc. will not be entitled to a tax deduction upon the exercise of an incentive stock option.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

Provided, a participant does not sell or otherwise dispose of the shares within two years from the date of the grant of an incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, a participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of: (i) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Sunshine Bancorp, Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Sunshine Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Any dividends paid to the holder during the restriction period will also be compensation income to the participant, and Sunshine Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include in taxable income in the year of grant at the grant date fair market value the full fair market value of the restricted stock award subject to such election.

Restricted Stock Units. A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Internal Revenue

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Code since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit vests, assuming the award of common stock or cash is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the common stock or cash associated with the restricted stock unit is distributed. At the time the recipient recognizes taxable income on a restricted stock unit, Sunshine Bancorp, Inc. will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Withholding of Taxes. We may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the 2015 Equity Incentive Plan in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude Sunshine Bancorp, Inc. from deducting such awards for tax purposes.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our chief executive officer and other executive officers named in the summary compensation table of Sunshine Bancorp, Inc.’s annual proxy statement (excluding any officer who is listed due to serving as principal financial officer of Sunshine Bancorp, Inc.) (“covered employees”), unless the compensation is “qualified performance-based consideration.” “Qualified performance-based compensation” is not subject to this limit and is fully deductible by Sunshine Bancorp, Inc. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals and objective quantification of those goals in advance. Restricted stock awards and other awards that are not subject to performance goals would be subject to this deduction limit if income recognized on the awards plus other compensation of the covered employee that is subject to the limit exceeds $1.0 million. Stock options available for award under the 2015 Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m) of the Internal Revenue Code, income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of awards granted to a covered employee that are not “qualified performance-based consideration” and are distributed after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The 2015 Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards and restricted stock units that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. The Committee may take these deduction limits into account in setting the size and the terms and conditions of awards, and may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2015 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2015 Equity Incentive Plan.

Accounting Treatment

Under U.S. generally accepted accounting principles, we are required to recognize compensation expense in our financial statements over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock awards, and restricted stock units).

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Awards to be Granted

The Board of Directors has authorized the 2015 Equity Incentive Plan to be submitted to stockholders for their approval, and the Committee intends to meet after stockholder approval to determine the specific terms of the awards, including the allocation of awards to officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the 2015 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the meeting.

Clawback Policy

Awards granted under the 2015 Equity Incentive Plan are subject to Sunshine Bancorp, Inc.’s clawback policy. The clawback policy would allow Sunshine Bancorp, Inc. to recover equity awards granted under the 2015 Equity Incentive Plan to any covered officer (Sunshine Bancorp, Inc.’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and any other officer of Sunshine Bancorp, Inc. or Sunshine Bank who is designated as a “named executive officer” under the federal securities laws) during the three-year period preceding the date on which Sunshine Bancorp, Inc. is required to prepare an accounting restatement based on erroneous data, subject to the Committee’s determination that the amount of awards granted to the covered officers would have been less had the awards been calculated based on such restated financial statements.

Equity Retention Policy

Unless the Committee provides otherwise, shares received under the 2015 Equity Incentive Plan must be held at least one year following the exercise date (with respect to stock options) or the vesting date (with respect to restricted stock and restricted stock units), provided, however, that such requirement will not apply to the disposition of stock to pay the exercise price of any stock option or to satisfy any tax obligations related to the award. Notwithstanding the foregoing, this equity retention policy does not apply with respect to awards granted to a participant in the event of: (i) the participant’s termination of service; or (ii) a change in control.

The Board of Directors unanimously recommends a vote “FOR” the approval of the 2015 Equity Incentive Plan.

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EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table. The following table sets forth the total compensation paid to Andrew S. Samuel and J. Floyd Hall, who both served as principal executive officer of Sunshine Bancorp, Inc. during parts of 2014 and the total compensation paid to our other executive officer who earned total compensation in excess of $100,000 for 2014. Each individual listed in the table below is referred to as a named executive officer.

	Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Nonqualified Deferred Compensation Earnings(2)	All other compensation ($) (3)	Total ($)
Andrew S. Samuel President and Chief Executive Officer(1)	2014	69,231	108,000	―	403	177,634
J. Floyd Hall	2014	220,000	5,000	26,384	34,866	286,250
Former President, Chief Executive Officer and Director(1)	2013	220,000	1,571	24,649	65,600	311,820
Vickie J. Houllis	2014	144,200	5,305	1,450	27,076	178,031
Senior Vice President and Chief Financial Officer	2013	139,769	690	890	32,193	173,542

(1)	Ms. Samuel was appointed President and Chief Executive Officer effective October 14, 2014. Mr. Hall retired as President and Chief Executive Officer effective October 14, 2014, but remained a consultant to Sunshine Bank until the end of 2014.
(2)	The amount in this column reflects the above-market interest paid for the year on the benefits accrued under the Supplemental Executive Retirement Plan Agreements (“SERPs”) entered into with each of the named executive officers. Interest under the SERPs is earned at the rate of 6% per year, compounded monthly. Whether or not interest is earned at an above-market rate is based on the applicable federal long-term rate, which at that time was 4.212%.
(3)	The amounts in this column reflect what Sunshine Bank paid for, or reimbursed, the applicable named executive officer for the various benefits and perquisites received in 2014. A breakdown of the various elements of compensation in this column is set forth in the following table:

Name	Country Club Dues ($)	SERP Contribution ($)	Life Insurance Premiums ($)	Employer Contributions to 401(k) Plan ($)	Employee Stock Ownership Plan(1) ($)	Board Fees ($)	All Other Compensation ($)

Andrew S. Samuel	403	―	―	―	―	―	403
J. Floyd Hall	―	―	2,804	6,600	10,462	15,000	34,866
Vickie J. Houllis	―	14,420	1,416	4,326	6,914	―	27,076

(1)	Based on Sunshine Bancorp, Inc.’s closing stock price of $12.23 per share on December 31, 2014.

Benefit Plans and Agreements

Executive Incentive Plan. On January 28, 2015, Sunshine Bank adopted the Sunshine Bank Executive Incentive Plan (the “Incentive Plan”). Sunshine Bank’s Chief Executive Officer, Chief Financial Officer, Chief Lending Officer, Chief Technology Officer, the Director of Sales and Marketing and the Chief Risk Officer are eligible to participate in the Incentive Plan. The Incentive Plan is based on overall performance against pre-defined performance factors. These factors may change from year to year and may be based on measures such as return on assets, return on equity, earnings per share or net income and additional strategic objectives appropriate for the plan year. The factors and weighing of the factors are determined at the beginning of each plan year. Each factor has quantifiable objectives consisting of threshold, target, and maximum goals. Annual goals are determined at the beginning of each plan year and may change from year to year. The goals are established each year by the board of directors and the Chief Executive Officer. The Incentive Plan provides that any results deemed to have been the result of inappropriate risk will be reduced from the of incentive payments. Sunshine Bank’s board of directors has the discretion to reduce incentive payments, on an individual or group basis, by as much as 100% if it is determined that excessive risk has been taken.

Employment Agreement with Andrew S. Samuel. Sunshine Bancorp, Inc. and Sunshine Bank are parties to an Employment Agreement (the “Agreement”) with Mr. Samuel. Pursuant to the terms and conditions of the Agreement, Mr. Samuel is retained for a period of three years to serve as President and Chief Executive Officer of Sunshine Bancorp and Sunshine Bank, subject to extension for an additional year on each annual anniversary of the Agreement. The Agreement provides for Mr. Samuel to receive a base salary and participate in Sunshine Bancorp’s

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benefit plans. He also is entitled to an annual bonus which, in the first year of employment, will be equal to 20% of his annual rate of base salary.

If Mr. Samuel’s employment is terminated by Sunshine Bancorp or Sunshine Bank without Cause (as defined in the Agreement) or by Mr. Samuel for Good Reason (as defined in the Agreement) or by Mr. Samuel within 30 days after a Change in Control (as defined in the Agreement), then Sunshine Bank is required to pay to him a lump sum cash payment equal to three times the sum of (i) his highest annual base salary during the immediately preceding three calendar years, (ii) the highest cash bonus and other cash incentive compensation earned by him with respect to one of the three calendar years immediately preceding the year of termination, and (iii) the highest value of stock options and other stock based incentives awarded to him with respect to one of the three calendar years immediately preceding the year of termination. In addition, for a period of three years after the date of termination of employment he is permitted to continue participation in Sunshine Bank’s benefit plans. Also, upon termination of employment following a Change in Control, all stock grants received by Mr. Samuel will immediately become vested in full. If any payments received by Mr. Samuel, together with any other payments to which he is entitled to receive from Sunshine Bancorp and Sunshine Bank, result in the imposition of an excise tax under the Internal Revenue Code of 1986, as amended, he will be entitled to an additional “excise tax” adjustment payment. In the event of his termination due to disability, the Agreement also provides for certain post-termination payments to be made to Mr. Samuel. If his employment is terminated for Cause (as defined in the Agreement), all rights of Mr. Samuel under the Agreement will cease.

The Agreement includes confidentiality, non-competition and non-solicitation provisions for any period of time during which Mr. Samuel is receiving salary, benefits or any other compensation under the Agreement and for 12 months after the effective date of the termination of his employment. The Agreement also indemnifies Mr. Samuel to the fullest extent permitted by Florida Law, with respect to any threatened, pending or contemplated action, suit or proceeding brought against him by reason of the fact that he is or was a director, officer, employee or agent of Sunshine Bancorp and Sunshine Bank or is or was serving at the written request of Sunshine Bancorp as a director, officer, employee or agent of another person or entity.

Supplemental Executive Retirement Plan for Andrew S. Samuel. On January 28, 2015, Sunshine Bank adopted the Supplemental Executive Retirement Plan (the “SERP”) for Andrew Samuel. Upon separation from service after normal retirement age (age 63), Mr. Samuel will be entitled to an annual benefit in the amount of 40% of his “final pay,” defined as the highest annualized base salary and bonus for the three years prior to Mr. Samuel’s separation from service, disability or death, including the year such separation occurs. The benefit percentage could increase to 50% or 60%, provided certain core earnings thresholds are met by Sunshine Bank in any calendar year before his separation from service. The normal retirement benefit under the SERP is payable in monthly installments over a period of 15 years, commencing the month following separation from service. In the event of voluntary separation from service before normal retirement age, no benefit is due under the SERP. In the event of involuntary separation from service before normal retirement age, Mr. Samuel will receive his accrued benefit under the SERP, payable in a lump sum. In the event Mr. Samuel suffers a disability prior to normal retirement age and prior to a separation from service, Sunshine Bank will pay Mr. Samuel the accrued benefit under the SERP in monthly installments over 15 years, commencing the month following disability. If a change in control occurs prior to a separation from service and prior to normal retirement age, Sunshine Bank will pay a lump sum benefit payable to Mr. Samuel equal to the present value of an annual benefit equal to 70% of his “projected final pay” (as defined in the SERP) payable over 15 years, discounted from normal retirement age to the date of the change in control. If the change in control occurs before separation from service but after normal retirement age, the benefit will be equal to the present value of an annual benefit equal to 70% of final pay payable for 15 years. The change in control benefit will be paid in a lump sum within 90 days following the change in control. In the event Mr. Samuel dies prior to a separation from service, disability or change in control, Sunshine Bank will pay Mr. Samuel’s beneficiary a benefit equal to the greater of the accrued benefit under the SERP or $5.0 million, in a lump sum within 90 days following death. In the event Mr. Samuel dies while receiving payments but prior to receiving all payments due under the SERP, Sunshine Bank will pay his beneficiary the same amounts at the same times as Sunshine Bank would have paid Mr. Samuel had Mr. Samuel survived. In the event Mr. Samuel is terminated by Sunshine Bank for cause, no benefit will be paid under the SERP.

Supplemental Executive Retirement Plan Agreements for J. Floyd Hall and Vickie Houllis. Sunshine Bank is a party to supplemental executive retirement plan agreements (“SERPs”) with each of J. Floyd Hall and

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Vickie Houllis (the “executives”). To the extent necessary, the SERPs have been amended to comply with Section 409A of the Internal Revenue Code.

Prior to Mr. Hall’s retirement in 2014, Sunshine Bank credited an annual bonus to his deferral account of 20% of compensation through 2013. Sunshine Bank presently credits an annual bonus of 20% of compensation to Ms. Houllis’ deferral account under the SERP and will credit interest on the account on the first day of each month at an annual rate of 6%, compounded monthly. In addition, in the event of a shortfall in Sunshine Bank’s matching contribution to Ms. Houllis’ 401(k) Plan account due to federal tax limitations, the shortfall amount will be added to the amount of the annual bonus contributed to her SERP.

In the event of termination of employment upon an executive’s normal retirement age (age 65), Sunshine Bank will pay the executive the deferral account balance in 180 monthly installments commencing on the first day of the second month following the executive’s termination of employment, or if the executive is a specified employee of a publicly traded company, such payment will commence on the first day of the seventh month following termination of employment. In the case of Mr. Hall, his retirement benefit will commence on July 1, 2015. Sunshine Bank will continue to credit interest on the remaining account balance during the installment period. In the event of termination of employment prior to normal retirement date, and for reasons other than death or disability, Sunshine Bank will pay to the executive the amount of the deferral account balance at the time of the executive’s termination of employment, multiplied by the applicable vesting percentage (Ms Houllis is 50% vested and will become 100% vested at age 63).

In the event of Ms. Houllis’ disability prior to normal retirement age, the deferral account balance will be paid as of the date of determination of disability, in 180 monthly installments commencing on the first day of the second month following the date of determination of disability. Sunshine Bank will continue to credit interest on the remaining account balance during any applicable installment period. In the event of a change in control followed within 24 months by Ms. Houllis’ separation from service prior to normal retirement age, Sunshine Bank will pay her the greater of the deferral account or $398,220, payable in 180 monthly installments.

In the event of Ms. Houllis’ death while in the service of Sunshine Bank, the benefit paid to her beneficiary will be the greater of her deferral account balance or $398,220, paid in a lump sum within 90 days of her death. In the event the executive dies after benefit payments have commenced, Sunshine Bank will pay the remaining benefit to the executive’s beneficiary at the same time and in the same amounts they would have been paid had the executive survived.

401(k) Plan. Sunshine Bank adopted the 401(k) Plan, effective May 1, 2014. The 401(k) Plan superseded and replaced a prior plan that was originally adopted effective as of May 28, 2002. Generally, all employees of Sunshine Bank, including the named executive officers, are eligible to participate in the 401(k) Plan.

Employees who are age 18 or older and who have completed one year of service are eligible to participate in the 401(k) Plan. Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For 2015, the salary deferral contribution limit is $18,000, provided, however, that a participant over age 50 may contribute an additional $6,000, for a total contribution of $24,000. In addition to salary deferral contributions, Sunshine Bank makes a safe harbor matching contribution equal to 50% of the participant’s salary deferral contributions on the first six percent of the participant’s compensation. A participant is always 100% vested in his or her salary deferral contributions and the employer safe harbor matching contributions over the course of six years (20% per year after the first year). Generally, unless the participant elects otherwise, the participant’s account balance will be distributed upon request following his or her termination of employment with Sunshine Bank. During the year ended December 31, 2014, Sunshine Bank recognized $61,000 as a 401(k) Plan expense.

Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options. Each participant is allowed to invest up to 100% of his or her account balance in the common stock of Sunshine Bancorp through the Sunshine Bancorp Stock Fund.

Employee Stock Ownership Plan. In connection with the completion of the mutual to stock conversion, Sunshine Bank adopted a tax-qualified retirement employee stock ownership plan (“ESOP”) for eligible employees. Eligible employees begin participating in the ESOP on the later of January 1, 2014 or the first entry date

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commencing on or after the eligible employee’s reaching age 21 and completing 1,000 hours of service during a continuous 12-month period.

On behalf of the ESOP, the ESOP trustee purchased 338,560 shares of Sunshine Bancorp, Inc. common stock issued in the conversion. The ESOP funded its stock purchase with a loan from Sunshine Bancorp, Inc. equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Sunshine Bank’s contribution to the ESOP and dividends payable on common stock held by the ESOP over the anticipated 30-year term of the loan. The interest rate for the ESOP loan is an adjustable rate equal to the prime rate, as published in The Wall Street Journal, on July 14, 2014. Thereafter the interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

The trustee will hold the shares purchased by the ESOP in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the trustee repays the loan. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. Each participant will vest in his or her benefit at a rate of 20% per year beginning in the second year, such that the participant will be fully vested upon completion of six years of credited service. However, each participant who was employed by Sunshine Bank prior to the offering will receive credit for vesting purposes for years of service prior to the adoption of the ESOP. A participant also will become fully vested automatically in his or her benefit upon normal retirement, death or disability, or termination of the ESOP. Generally, a participant will receive a distribution from the ESOP upon separation from service. The ESOP reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

DIRECTOR COMPENSATION

The following table sets forth for the year ended December 31, 2014 certain information as to the total remuneration we paid to our directors other than Andrew S. Samuel and J. Floyd Hall. Information with respect to director compensation paid to Andrew S. Samuel and J. Floyd Hall is included above in “—Executive Officer Compensation—Summary Compensation Table.”

Directors Compensation Table
Name	Fees earned or paid in cash ($)	All Other Compensation ($)(1)	Total ($)
Winfred M. Harrell	22,750	―	22,750
D. William Morrow	23,250	―	23,250
Joe E. Newsome	24,000	―	24,000
George Parmer	―	―	―
William E. Pommerening	1,250	―	1,250
Ray H. Rollyson, Jr.	26,550	―	26,550
Marion M. Smith	23,750	―	23,750
J. Coleman Davis	23,750	―	23,750
W.D. McGinnes, Jr.	24,750	―	24,750
Edward M. Verner	25,750	―	25,750

(1)	No director received perquisites or personal benefits that, in the aggregate, were greater than or equal to $10,000 in 2014.

For the year ended December 31, 2014, each director of Sunshine Bank was paid a fee of $1,250 per meeting attended with one absence permitted with pay each year. The Chairman of the Board received a fee of $1,350 per meeting attended with one absence permitted with pay each year. Additionally, each director was paid a fee for his/her service on a committee in the amount of $250 for each committee meeting attended. For 2014, each person who served as a director of Sunshine Bancorp also served as a director of Sunshine Bank and earned director and committee fees only in his or her capacity as a Board or committee member of Sunshine Bank.

For 2015, non-employee directors will receive a retainer of $10,000, the Audit Committee Chairman will receive a retainer of $12,000 and the Chairman of the Board will receive a retainer of $15,000 for Board service. In order to receive the retainer Board members must attend 80% of Board and committee meetings. The retainer will be

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paid quarterly. In addition, Board members will receive $600 for each Sunshine Bank and Sunshine Bancorp, Inc. meeting attended, but no fee for any committee meetings attended.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for our 2016 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Sunshine Bancorp, Inc.’s executive office, 102 West Baker Street, Plant City, Florida 33563, no later than December 26, 2015. If the date of the 2016 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

In order to be considered at our 2016 Annual Meeting of Stockholders, but not included in proxy materials, a stockholder proposal to take action at such meeting must be received by the Secretary of Sunshine Bancorp, Inc. at the principal executive office of Sunshine Bancorp, Inc. by no later than the close of business on the 90th day prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting and not earlier than the close of business on the 120th day prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting; provided, that if (A) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (B) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, such written notice shall be timely if delivered or mailed to an received by the Secretary of Sunshine Bancorp, Inc. at the principal executive office of Sunshine Bancorp, Inc. not later than the tenth day following the day on which public disclosure of the date of such meeting is first made. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter: (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on the books of Sunshine Bancorp, Inc. and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

A notice with respect to director nominations must include (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of Sunshine Bancorp, Inc.; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of our Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 or any successor rule or regulation; and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on Sunshine Bancorp, Inc.’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

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OTHER MATTERS

The Board of Directors is not aware of any business to come before the Special Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Special Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Sunshine Bancorp, Inc. Sunshine Bancorp, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Sunshine Bancorp, Inc. may solicit proxies personally or by telephone without additional compensation. We have retained Laurel Hill Advisory Group, LLC to assist us in soliciting proxies, and have agreed to pay Laurel Hill Advisory Group, LLC a fee of $6,000 plus reasonable expenses for these services.

Investor Relations Sunshine Bancorp, Inc.
102 West Baker Street
Plant City, Florida 33563
Phone: (813) 752-6193
Fax: (813) 717-9475
www.mysunshinebank.com

BY ORDER OF THE BOARD OF DIRECTORS

Vickie J. Houllis Secretary

Plant City, Florida

July 15, 2015

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APPENDIX A

SUNSHINE BANCORP, INC.

2015 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1           Purpose, Effective Date and Term.  The purpose of the Sunshine Bancorp, Inc. 2015 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Sunshine Bancorp, Inc. (the “Company”), and its Subsidiaries, including Sunshine Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable stockholder approval requirements.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2           Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3           Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4           Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1           General.  Any Award under the Plan may be granted singularly or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)         Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)         Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone

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or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)         Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d)          Performance Awards. A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5. A Performance Award may or may not be intended to satisfy the requirements of Code Section 162(m).

Section 2.2           Stock Options.

(a)         Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)         Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

Section 2.3           Restricted Stock.

(a)         Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

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The Stock evidenced hereby is subject to the terms of an Award Agreement with Sunshine Bancorp, Inc. dated [Date], made pursuant to the terms of the Sunshine Bancorp, Inc. 2015 Equity Incentive Plan, copies of which are on file at the executive offices of Sunshine Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)      Terms and Conditions.         Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)         Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award shall be immediately distributed to the Participants. Notwithstanding the foregoing, unless the Committee determines otherwise, no dividends shall be distributed with respect to any Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in such Restricted Stock Award. Based on the foregoing, if the distribution of cash dividends declared with respect to shares of Stock subject to the Restricted Stock Awards are delayed, the cash dividends declared will be deferred and distributed to the Participants within two and one-half months following the date on which the Restricted Stock Award vests. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

(ii)        Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

(iii)        Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4             Restricted Stock Units.

(a)          Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the

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Company. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b)                Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)        A Restricted Stock Unit shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)        The Committee may, in connection with the grant of Restricted Stock Units, designate them as “qualified performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)        Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)        A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. If a Restricted Stock Unit is intended to be qualified performance-based compensation in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5           Performance Awards. The vesting of any Restricted Stock Award or a Restricted Stock Unit that is intended to be performance-based compensation (also referred to as “Performance Awards”) shall be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. The grant of any Performance Award and the establishment of performance measures that are intended to be qualified performance-based compensation within the meaning of Code Section 162(m) shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Code Section. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. Notwithstanding anything herein to the contrary, in the discretion of the Committee, Performance Awards that do

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not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.

(a)          Performance Measures.  If intended to be qualified performance-based compensation pursuant to Code Section 162(m), such performance measures must be based on any one or more of the following:

(i)	book value or tangible book value per share;

(ii)	basic earnings per share;

(iii)	basic cash earnings per share;

(iv)	diluted earnings per share;

(v)	diluted cash earnings per share;

(vi)	return on equity;

(vii)	net income or net income before taxes;

(viii)	cash earnings;

(ix)	net interest income;

(x)	non-interest income;

(xi)	non-interest expense to average assets ratio;

(xii)	cash general and administrative expense to average assets ratio;

(xiii)	efficiency ratio;

(xiv)	cash efficiency ratio;

(xv)	return on average assets;

(xvi)	cash return on average assets;

(xvii)	return on average stockholders’ equity;

(xviii)	cash return on average stockholders’ equity;

(xix)	return on average tangible stockholders’ equity;

(xx)	cash return on average tangible stockholders’ equity;

(xxi)	core earnings;

(xxii)	operating income;

(xxiii)	operating efficiency ratio;

(xxiv)	net interest rate margin or net interest rate spread;

(xxv)	growth in assets, loans, or deposits;

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(xxvi)	loan production volume;

(xxvii)	non-performing loans;

(xxviii)	cash flow;

(xxix)       strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxx)	any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)          Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be qualified performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). Subject to the foregoing sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c)          Treatment on Retirement. Notwithstanding anything herein to the contrary, no Performance Awards that are intended to be considered qualified performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability) or a Change in Control. Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

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Section 2.6           Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than the one year anniversary of the date of grant and succeeding installments vesting on the annual anniversaries thereafter. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death or Disability or a Change in Control).

Section 2.7           Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8           Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9.          Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service (including Retirement) and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement or severance arrangement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)          Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)          In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)          Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the

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optionee’s death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d)          Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)          Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3 - Shares Subject to Plan

Section 3.1           Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2           Share Limitations.

(a)          Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 592,480 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 423,200 shares of Stock, which represents 10% of the number of shares of Company common stock sold in connection with the mutual-to-conversion of Sunshine State Federal Savings and Loan Association (the “Conversion”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 169,280 shares of Stock, which represents 4% of the number shares of Company common stock sold in connection with the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)          Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of shares of Stock issued rather than by the net number of shares of Stock issued.

Section 3.3           Individual Share Limitations.

(a)          Stock Options to Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one Employee pursuant to this Section 3.3 during any calendar year shall be 105,800, which is subject to adjustment pursuant to Section 3.4.

(b)          Stock Options – Non-Employee Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one individual non-Employee Director under the

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Plan shall be 21,160, all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than 126,960, all of which may be granted during any calendar year. Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(c)          Restricted Stock Awards and Restricted Stock Units – Non-Employee Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one individual non-Employee Director under the Plan shall be 8,464, all of which may be granted during any calendar year and, in addition, all non-Employee Directors, in the aggregate, may not receive more than 50,784, all of which may be granted during any calendar year. Such maximum amounts represent five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

(d)          The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4           Corporate Transactions.

(a)          General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “qualified performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)          Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

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Section 3.5           Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)          Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)          Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1           Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control or severance agreement entered into by and between the Company and/or the Bank and an Employee:

(a)          At the time of a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b)          At the time of a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)          In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2           Definition of Change in Control. For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)          Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)          Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)          Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

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(d)          Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1           Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. Members of the Board who are eligible to serve on the Compensation Committee of the Company in accordance with the corporate governance statutes or listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2           Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)       the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards issued with performance-based vesting conditions , to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.

(b)          The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)          The Committee will have the authority to define terms not otherwise defined herein.

(d)          Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)          In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3           Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not

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persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (c) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4           Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5           Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1           General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may: (i) materially increase the benefits accruing to Participants under the Plan; (ii) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4; or (iii) materially modify the requirements for participation in the Plan, unless the amendment under (i), (ii) or (iii) above is approved by the Company’s stockholders.

Section 6.2           Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

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ARTICLE 7 - GENERAL TERMS

Section 7.1           No Implied Rights.

(a)          No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)          No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment or service, and selection as a Participant will not give any Participant the right to be retained in the employ of, or provided services to, the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)          No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2           Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this subparagraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3           Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4           Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

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Section 7.5           Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6           Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7           Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8           Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9           Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10         Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11         Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid

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by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12         No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13         Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Florida without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Florida, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14         Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15         Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16         Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)          in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)          in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)          in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

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In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17         Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18         Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19         Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20         Clawback Policy. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.

Section 7.21         Equity Retention Policy. Unless the Committee provides otherwise, shares received upon the exercise of a Stock Option must be held by the Participant for at least one year following the exercise date, provided, however, that such requirement shall not apply to the disposition of Stock to pay the Exercise Price or to satisfy any tax obligations related to the exercise of the Stock Option.

Unless the Committee provides otherwise, Restricted Stock Awards, Restricted Stock Units and Performance Share Awards must be held by the Participant for at least one year following the vesting date of the Award, provided, however, that such requirement shall not apply to the disposition of Stock to satisfy any tax obligations related to the vesting of the Award.

Notwithstanding the foregoing, unless the Committee provides otherwise, this equity retention policy does not apply with respect to Awards granted to a Participant in the event of: (i) the Participant’s Termination of Service; or (ii) a Change in Control.

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ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1           In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)          “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)          “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)          “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)          “Board” means the Board of Directors of the Company.

(e)          If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)          “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)          “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)          “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)          “Committee” means the Committee acting under Article 5.

(j)          “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)          “Director” means: (i) a member of the Board of Directors of the Company or a Subsidiary; or (ii) a member of an advisory board to the Board of Directors of the Company or Subsidiary.

(l)          If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan, or in the absence of a long-term disability plan, in accordance with Code Section 409A. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to

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result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)          “Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(n)          “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(o) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p)          “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(q)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r)          “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(s)          “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

(t)           A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)          a material diminution in Participant’s base compensation;

(ii)         a material diminution in Participant’s authority, duties or responsibilities;

(iii)         a change in the geographic location at which Participant must perform his duties that is more than twenty-five (25) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(iv)        in the event a Participant is a party to an employment or change in control agreement

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that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(u)          “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(v)         “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(w)          “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)           “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)          “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z)          “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.

(aa)         “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(bb)         “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(cc)         “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(dd)         “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of the latest age at which a Director is eligible for election or appointment as a voting member of the Employer’s Board of Directors under the Employer’s charter, or if there are no age limitations for serving as a Director, then age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.

(ee)         “SEC” means the United States Securities and Exchange Commission.

(ff)         “Securities Act” means the Securities Act of 1933, as amended from time to time.

(gg)         “Service” means service as an Employee or non-employee Director of the Company or a

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Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(hh)         “Stock” means the common stock of the Company, $0.01 par value per share.

(ii)         “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(jj)         “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(kk)         “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)          The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)         The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)        If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)        Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

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(v)         With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(ll)         “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2           In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)          actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)          references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)          in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)          references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)          “indications of time of day mean Eastern Time;

(f)          “including” means “including, but not limited to”;

(g)          all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)          all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)          the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)          any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)          all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

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Sunshine BANCORP

IMPORTANT SPECIAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

A **Proposal — The Board of Directors recommends a vote FOR Proposal 1.**

	For	Against	Abstain
1. A Board of Directors' proposal to approve and implement the Sunshine Bancorp, Inc. 2015 Equity Incentive Plan	☐	☐	☐

B **Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below**

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X +

024MWC

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

SUNSHINE BANCORP, INC.'S PROXY STATEMENT, INCLUDING THE NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS, IS AVAILABLE ON THE INTERNET AT

www.edocumentview.com/SBCP

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — SUNSHINE BANCORP, INC.

SPECIAL MEETING OF STOCKHOLDERS ON AUGUST 26, 2015

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee, consisting of all members of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Sunshine Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders ("Special Meeting") to be held at Sunshine Bank, 102 West Baker Street, Plant City, Florida on August 26, 2015, at 9:00 a.m., local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled on the reverse side.

The Board of Directors recommends a vote "FOR" the listed proposal.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on the proposal at the Special Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Special Meeting and a proxy statement dated July 15, 2015.

PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.